UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2006
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Connetics Corporation, or the Company, previously announced that it was soliciting consents (the “Consent Solicitation”) from holders of its outstanding 2.25% Convertible Senior Notes due 2008 (the “2008 Notes”) and 2.00% Convertible Senior Notes due 2015 (the “2015 Notes,” and together with the 2008 Notes, the “Notes”) pursuant to a Consent Solicitation Statement, dated July 10, 2006, as supplemented July 19, 2006 and, with respect to the 2008 Notes, as further supplemented July 21, 2006. Pursuant to the Consent Solicitation, Connetics was seeking the amendment of certain reporting requirements in the indentures governing the Notes and waivers of defaults and events of default related to such reporting requirements.
On July 21, 2006, the Company issued a press release announcing that as of 5:00 p.m., New York City time, on July 21, 2006: (i) it had received the requisite consents to amend the indenture governing the 2008 Notes; (ii) it had not received the requisite consents to amend the indenture governing the 2015 Notes; and (iii) the Consent Solicitation period for both the 2008 Notes and the 2015 Notes had expired. The Company also announced a change to the terms of the Consent Solicitation with respect to the 2008 Notes. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
As a result of receiving the requisite consents from the holders of the 2008 Notes, the Company and the trustee of the 2008 Notes have entered into a supplemental indenture (the “2008 Supplemental Indenture”) effecting the amendments and waivers with respect to the 2008 Notes. The form of 2008 Supplemental Indenture is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.
Item 3.03. Material Modification to Rights of Security Holders
Reference is made to the disclosure made under Item 1.01 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
The following exhibit is furnished herewith:

99.1	Press Release, dated July 21, 2006*
The following exhibit is filed herewith:

10.1	Supplemental Indenture, dated July 21, 2006

*	Exhibit 99.1 is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: July 24, 2006

EXHIBIT INDEX

Exhibit No.	Description
The following exhibit is furnished herewith:

99.1	Press Release, dated July 21, 2006*
The following exhibit is filed herewith:

10.1	Supplemental Indenture, dated July 21, 2006

*	Exhibit 99.1 is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.